Exhibit 99.1

NaturalShrimp Incorporated Announces Merger Agreement with

Nasdaq-Listed Yotta Acquisition Corp.

●	Merger to accelerate commercialization and production ramp up of farm-to-table sushi grade shrimp and fresh seafood including planned U.S. facility expansion
●	NaturalShrimp could receive up to $105 million in net cash proceeds at the consummation of the transaction, assuming no redemptions
●	The parties expect that the common stock of the parent of the combined company will become listed on Nasdaq post-deal-close
●	NaturalShrimp and Yotta Acquisition Corp. to conduct a global marketing campaign to educate institutional and other investors about its system for growing shrimp in enclosed, salt-water systems, using patented technology to produce fresh, never frozen, naturally grown shrimp, without the use of antibiotics or toxic chemicals
●	Yotta Acquisition Corp. will issue 17.5 million of its common shares (current valuation of $175.0 million) to the stockholders of NaturalShrimp. In addition, the stockholders of Natural Shrimp are entitled to receive an additional 5.0 million common shares (current valuation of $50.0 million) based on achieving certain revenue targets for 2024 and 5 million common shares (current valuation of $50 million) for revenue targets for 2025. These Earn-out shares will be available to shareholders of record on the closing of the transaction. Assuming no redemptions, the total enterprise value is estimated at approximately $275M at closing of the transaction.

DALLAS, TX and NEW YORK, NY – October 25, 2022 — NaturalShrimp, Incorporated (OTCQB: SHMP) (“NaturalShrimp”), a Biotechnology Aquaculture Company that has developed and patented the first shrimp-focused commercially operational RAS (Recirculating Aquaculture System), and Yotta Acquisition Corporation (NASDAQ: YOTA) (“Yotta”), a special purpose acquisition company, today announced the signing of a definitive agreement (the “Business Combination Agreement”) for a proposed merger of the two companies. Under the Business Combination Agreement, NaturalShrimp will merge with a wholly owned subsidiary of Yotta. The companies intend for Yotta’s common stock to continue to be listed on the Nasdaq Capital Market.

Assuming no redemptions by Yotta public stockholders, upon closing, the combined entity could have access to as much as $105 million in net cash (after paying transaction expenses) from the Yotta trust account. Final proceeds will depend upon redemption rates of current Yotta stockholders at the consummation of the proposed Transaction.

Gerald Easterling, CEO of NaturalShrimp, said: “This business combination with Yotta has the potential to significantly accelerate our efforts for commercialization and the ramp up of production of our fresh, land-based gourmet-grade shrimp at the largest indoor farming facilities in the U.S. We also expect that the merger will provide us with additional capital to advance facility expansion efforts in strategic markets in the U.S., including Florida, Nevada, and the Northeast. Our goal is to rapidly build market share in the supply-constrained, premium segment of the market for large shrimp which sell at 20%-30% price premiums utilizing our propriety, proven and scalable technologies and production system. Combined with our capital efficient model, the transaction has the potential to put NaturalShrimp on the fast track to rollout across the 10 largest population centers in the U.S.”

Hui Chen, CEO of Yotta, added: “We believe NaturalShrimp’s patented technologies, attractive business model and unit economics provides a premium pricing opportunity for fresh, locally grown product that is of superior quality and sustainable. We further believe that NaturalShrimp is well-positioned to become a premier provider of shrimp in the U.S., and we are pleased that Yotta’s stockholders will have the opportunity to invest and help fill the gap in the large and growing shrimp market with land-based gourmet-grade shrimp without the use of antibiotics, probiotics or toxic chemicals.”

The Business Combination Agreement has been approved by the Board of Directors of each of NaturalShrimp and Yotta.

Certain stockholders of both NaturalShrimp and Yotta have entered into agreements pursuant to which they have committed to vote their respective shares in favor of the business combination.

The NaturalShrimp - Yotta Business Combination Agreement

Under the terms of the Business Combination Agreement with Yotta, Yotta Merger Sub, Inc., a Nevada corporation (“Merger Sub”) and wholly owned subsidiary of Yotta Acquisition Corporation, will merge with and into the NaturalShrimp, after which the NaturalShrimp will be the surviving company and a wholly owned subsidiary of Yotta Acquisition Corp. and Yotta shall change its name to NaturalShrimp, Inc.

Yotta Acquisition Corp. will issue 17.5 million of its common shares (current valuation of $175.0 million) to the security holders of NaturalShrimp. In addition, the stockholders of Natural Shrimp are entitled to receive an additional 5.0 million common shares (current valuation of $50.0 million) based on achieving certain revenue targets for 2024 and 5 million common shares (current valuation of $50 million) based on achieving certain revenue targets for 2025. The transactions contemplated by the Business Combination Agreement and the ancillary agreements thereto are referred to, collectively, as the “Transaction.”

The Business Combination Agreement contains covenants in respect of non-solicitation of alternative acquisition proposals and a termination fee payable to Yotta in certain circumstances.

The proposed business combination is expected to close in the first quarter of 2023, subject to the satisfaction of customary closing conditions, including the effectiveness of the registration statement on Form S-4 that Yotta is required to file with the U.S. Securities and Exchange Commission (“SEC”), required Nasdaq approval, and the approval of the proposed Transaction and the Business Combination Agreement by a majority of the stockholders of NaturalShrimp and a majority of Yotta stockholders voting to approve thereon. Post-closing, the combined company Board of Directors will include seven directors designated by NaturalShrimp. Additional information may be found in the Current Reports on Form 8-K being filed by NaturalShrimp and Yotta with the U.S. Securities and Exchange Commission (“SEC”) in connection with the announcement of the execution of the Business Combination Agreement.

NaturalShrimp intends to use the proceeds from the proposed Transaction to accelerate commercialization and production ramp up of its farm-to-table sushi grade shrimp and fresh seafood.

Advisors

Joseph Gunnar & Co., LLC and Roth Capital Partners, LLC, are serving as advisors to NaturalShrimp. Lucosky Brookman LLP is serving as legal counsel to NaturalShrimp.

Chardan is serving as financial advisor to Yotta. Loeb & Loeb LLP is serving as legal counsel to Yotta.

About NaturalShrimp

NaturalShrimp, Incorporated is a publicly traded aquaculture Company, headquartered in Dallas, with production facilities located near San Antonio, Texas and Webster City, Iowa. The Company has developed the first commercially viable system for growing shrimp in enclosed, salt-water systems, using patented technology to produce fresh, naturally grown shrimp, without the use of antibiotics or toxic chemicals. NaturalShrimp systems can be located anywhere in the world to produce gourmet-grade Pacific white shrimp. For more information visit www.naturalshrimp.com.

About Yotta Acquisition Corporation

Yotta is led by founder Hui Chen (CEO). Yotta is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses. Although there is no restriction or limitation on what industry or geographic region its target operates in, Yotta intends to focus on high technology, blockchain, software and hardware, ecommerce, social media and other general business industries globally.

Additional Information about the Proposed Transaction and Where to Find It

This press release relates to a proposed transaction between NaturalShrimp, Inc. and Yotta Acquisition Corporation. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, Yotta intends to file relevant materials with the SEC including a registration statement on Form S-4, which will include a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a proxy statement with respect to the stockholder meeting of Yotta to vote on the business combination. Promptly after the registration statement is declared effective by the SEC, Yotta will mail the definitive proxy statement/prospectus and a proxy card to each stockholder as of a record date for the meeting of Yotta stockholders to be established for voting on the proposed business combination. Yotta urges its investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about Yotta, NaturalShrimp and the business combination. Once available, stockholders will also be able to obtain a copy of the Form S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Yotta Acquisition Corporation, Attn: Hui Chen. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Yotta and its directors and executive officers may be deemed participants in the solicitation of proxies from Yotta stockholders with respect to the Transaction. Information about Yotta’s directors and executive officers and a description of their interests in Yotta will be included in the proxy statement/prospectus for the proposed Transaction and be available at the SEC’s website (www.sec.gov). Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Transaction when available.

NaturalShrimp and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Yotta in connection with the proposed Transaction. Information about NaturalShrimp’s directors and executive officers is set forth in NaturalShrimp’s Annual Report on Form 10-K for the year ended March 31, 2022, as filed with the SEC on June 29, 2022, and information regarding their interests in the proposed transaction will be included in the proxy statement/prospectus for the proposed Transaction.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction and does not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, exchange, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This press release contains includes a number of forward-looking statements that reflect management’s current views with respect to future events and financial performance. Forward-looking statements are projections in respect of future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology. These statements include statements regarding the intent, belief or current expectations of us and members of our management team, as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks set forth in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021, any of which may cause our company’s or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied in our forward-looking statements.

The forward-looking statements are based on the current expectations of the management of NaturalShrimp and Yotta, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to: the future price of metals; the stability of the financial and capital markets; NaturalShrimp and Yotta being able to receive all required regulatory, third-party and shareholder approvals for the proposed Transaction; the amount of redemptions by Yotta public shareholders; and other current estimates and assumptions regarding the proposed Transaction and its benefits. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by NaturalShrimp and Yotta with the SEC; the amount of any redemptions by existing holders of Yotta Class A Shares being greater than expected, which may reduce the cash in trust available to NaturalShrimp upon the consummation of the business combination; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and/or payment of the termination fees; the outcome of any legal proceedings that may be instituted against NaturalShrimp or Yotta following announcement of the Business Combination Agreement and the transactions contemplated therein; the inability to complete the proposed transactions due to, among other things, the failure to obtain NaturalShrimp shareholder approval or Yotta shareholder approval; the risk that the announcement and consummation of the proposed transactions disrupts NaturalShrimp’s current plans; the ability to recognize the anticipated benefits of the proposed transactions; unexpected costs related to the proposed transactions; the risks that the consummation of the proposed transactions is substantially delayed or does not occur, including prior to the date on which Yotta is required to liquidate under the terms of its charter documents.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of NaturalShrimp and Yotta prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the proposed Transaction or other matters addressed in this press release and attributable to NaturalShrimp, Yotta or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release. Except to the extent required by applicable law or regulation, NaturalShrimp and Yotta undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this press release to reflect the occurrence of unanticipated events.

Investor Relations Contact

Chris Tyson

Executive Vice President

MZ North America

Direct: 949-491-8235

SHMP@mzgroup.us

YOTA Contact:

Hui Chen

Chief Executive Officer

Yotta Acquisition Corporation

hchen@yottaac.com